T. Rowe Price Institutional Large-Cap Core Growth Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2021, Larry J. Puglia stepped down as the portfolio manager and Chair of the fund’s Investment Advisory Committee. Paul D. Greene II succeeded Mr. Puglia as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee. Mr. Greene joined T. Rowe Price in 2006.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2021, Larry J. Puglia stepped down as the portfolio manager and Chair of the fund’s Investment Advisory Committee. Paul D. Greene II succeeded Mr. Puglia as portfolio manager of the fund and Chair of the fund’s Investment Advisory Committee.

During the past five years, Mr. Greene has served as a portfolio manager for other T. Rowe Price Funds and assisted Mr. Puglia in managing the fund since January 1, 2020 as an associate portfolio manager. He joined the Firm in 2006 and his investment experience dates from that time.

The date of this supplement is October 15, 2021.

E148-042 10/15/21